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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2000

                                 Synopsys, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   000-19807             56-1546236
----------------------------    -------------------    -------------------
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)

         700 East Middlefield Road, Mountain View, California 94043-4033
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 584-5000


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. Other Events

     On December 18, 2000, Synopsys, Inc. adopted a Stock Repurchase Plan (the "Plan") for the purchase of shares of its Common Stock (the "Shares"). The Plan is intended to constitute a written plan for trading securities as described in Rule 10b5-1(c) promulgated under the Securities Exchange Act of 1934. Purchases under the Plan shall occur during the period when trading by corporate insiders is prohibited.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNOPSYS, INC.



Dated: December 21, 2000               By: /s/ Roger Klein
                                           ---------------------------
                                           Roger Klein
                                           Assistant Secretary


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